May 6, 2016

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Institutional Income Funds, Inc. (“Registrant”)
  consisting of the following series:
   T. Rowe Price Institutional Cash Reserves Fund
  File Nos.: 333-84634/811-21055

Dear Mr. O’Connor:

Pursuant to Section 6 of the Securities Act of 1933 (the “1933 Act”), Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 38 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment reflects the addition of a new series called the T. Rowe Price Institutional Cash Reserves Fund (the “Fund”). Pursuant to recent amendments to Rule 2a-7 under the 1940 Act, the Fund intends to operate as a prime money market fund available to institutional investors.

We have not yet obtained a NASDAQ ticker symbol, however, once it is received, it will be added to the front cover of the prospectus.

The Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new series.

The filing is scheduled to go effective on July 20, 2016.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Vicki S. Horwitz at 410-577-5024.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc.